Exhibit 99.1

1 1 Company Overview October 2021

Forward-Looking Statements

This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words and phrases such as "anticipated," "forward," "will," "would," "may," "remain," "potential," "prepare," "expected," "believe," "plan," "near future," "belief," "guidance," and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the number and timing of potential product launches, development initiatives or new indications for the Company's product candidates; the period of market exclusivity for any of the Company's product candidates; the Company's clinical development plan for the product candidates in its portfolio; the timing, progress and results of the Company's clinical trials, including the Company's timing and ability to enroll patients in ongoing and upcoming clinical trials; the potential benefits and efficacy of the Company's product candidates, including the potential for any products as treatments for additional indications; the ability of the Company's executive team to execute on the Company's strategy and build stockholder value; the timing, scope or likelihood of success of regulatory filings and approvals from the FDA, EMA or other regulatory agencies for the Company's product candidates, including statements with respect to deemed priority of the Company's regulatory filings and approvals; the Company's ability to obtain approval of the ANDA for vasopressin on or before the December 15, 2021 GDUFA date, if ever; the Company's ability to adequately respond to information requests from the FDA, EMA or other regulatory agencies with respect to its regulatory filings, including the ANDA for vasopressin; the potential timing of commercial launch of vasopressin and PEMFEXY, if ever; the Company's ability to support the commercial launch of its product candidates, including Landiolol and CAL02, if approved; the success of the Company's collaborations with its strategic partners and the timing and results of these partners' preclinical studies and clinical trials, including the Company's collaborations with its licensing partners SymBio, Combioxin SA and AOP Orphan Pharmaceuticals GmbH; the future commercial success of its product candidates, if approved, related to such licensing agreements, and anticipated royalty and milestone revenue and potential market opportunity for such product candidates; the ability of the product candidates in the Company's pipeline to deliver value to stockholders; the ability of the Company to obtain and maintain coverage and adequate reimbursement for its products; the implementation of certain healthcare reform measures; the Company's timing and ability to repurchase additional shares of the Company's common stock, if any, under its Share Repurchase Program; the Company's ability to deliver value in 2021 and over the long term; expectations regarding the Company's future growth and generating significant cash in the future; the Company's ability to utilize its cash and other assets to increase shareholder value; the Company's ability to effectively manage and control expenses in line with its budget; and the Company's plans and ability to advance the products in its pipeline. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company's control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the impacts of the COVID-19 pandemic, including disruption or impact in the sales of the Company's marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company's third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic on the Company's business, financial condition and results of operations; risks that the Company's business, financial condition and results of operations will be impacted by the spread of COVID-19 in the geographies where the Company's third-party partners operate; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company's product candidates, including the ANDA for vasopressin; whether the Company can successfully market and commercialize its product candidates; the success of the Company's relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of the Company's products or that may have an impact on any of the Company's products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company's intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in drug development and in conducting clinical trials; and those risks and uncertainties identified in the "Risk Factors" sections of the Company's Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the "SEC") on March 5, 2021, as updated by the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 and June 30, 2021, filed with the SEC on May 10, 2021 and August 9, 2021, respectively, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and the Company does not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

EAGLE PHARMACEUTICALS
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3 Non - GAAP Financial Performance Measures In addition to financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted non - GAAP n et income and adjusted non - GAAP earnings per share attributable to Eagle. The Company believes these measures provide investors and management with supplemental informati on relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. Adjusted non - GAAP net income excludes amortization expense, stock - based compensation expense, depreciation expense, expense rela ted to collaboration with Tyme Technologies, Inc, severance, non - cash interest expense, fair value adjustments on equity investment, fair value adjustments on unsettled accelerated share repurchase agreement and the tax effect of these adjustments. The Company believes these non - GAAP financial measures help indicate underlyi ng trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non - GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. These adjusted measures are non - GAAP and should be considered in addition to, but not as a substitute for, the information prepa red in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly - filed reports in their entire ty and cautions investors that the non - GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to id ent ify such measures.

4 Eagle Pharmaceuticals Overview Leading hospital and oncology pharmaceutical company with over 40 representatives calling into hospitals and oncologists Strong Financial Position – Share Buybacks $211M or 23%* – Net Working Capital of $130.8M* – Total Cash and Cash Equivalents $108.7M* – No net debt supports opportunistic approach to transactions Bendeka ® Belrapzo ® Ryanodex ® Treakisym ® Symbio Japan Vasopressin Potential Pemfexy Ρ Current Portfolio Upcoming Launches Product Pipeline – Landiolol – CAL02 – SM - 88** – Fulvestrant *As of 6/30/21 **Strategic collaboration with Tyme Technologies

CONFIDENTIAL AND INTERNAL © 2021 Eagle Pharmaceuticals, Inc. All rights reserved. 5 5 Eagle is Evolving into: A Mainstream Pharmaceutical Company Specializing in Oncology + Acute Care Specialty Pharma Company Pharmaceutical Company Specializing in Acute Care & Oncology Opportunistic 505b2’s Maintain Financial Health Long Duration Assets NCE’s

6 CNS/Metabolic Critical Care Pipeline Opportunities

7 7 Vasopressin Potential

8 Vasopressin Potential Overview Currently Endo/Par markets VASOSTRICT ® (vasopressin) 2020 U.S. annual sales of $785mm* Eagle is first - to - file an ANDA referencing VASOSTRICT ® for the 20 units per ml presentation 180 - day market exclusivity expected; FDA prioritization of ANDA; GDUFA date of 12/15/21; commercial launch expected before year - end Successful vasopressin patent trial; Court held Eagle’s proposed vasopressin product does not infringe any of the patents Par asserted against the Company Vasopressin injection is FDA - approved to increase blood pressure in adults with vasodilatory shock (e.g., post - cardiotomy or sepsis) who remain hypotensive despite fluids and catecholamines *Endo Q4 2020 Earnings

9 Vasopressin Potential Overview On August 26, 2021, Eagle received a 30 - day information request (IR ) from the FDA . Eagle believes an IR at this point of the review process may be indicative that the ANDA is advancing towards an approval. The request asked four questions: three questions pertained to clarifications; one question required additional analytical work. Eagle fully responded to the request on September 20, 2021; there are currently no other review requests outstanding. Based upon the foregoing, along with prior FDA communications and maintenance of priority review , Eagle anticipates approval on or before the December 15, 2021 GDUFA date.

10 10 CAL02 and Landiolol

11 CAL02 Overview ▪ Patented composition of matter ▪ Sterile liquid solution ready for injection ▪ Stable for 36 months when refrigerated ( 6 months when stored at room temperature) ▪ Route of administration: IV Infusion 2 doses separated 24 hours apart CAL02 (drug product) Specific mixture of re - engineered empty liposomes solely composed of sphingomyelin and cholesterol capable of capturing and neutralizing a broad spectrum of virulence effectors ► Novel first - in - class antitoxin agent in development for combination use with antibiotics for the treatment of severe pneumonia ► Proposed injectable treatment for severely infected patients ► Phase 2b/3 adaptive design ► Applying for Qualified Infectious Disease Product Designation under the GAIN Act

12 CAL02 – Novel, First - in - Class Antitoxin Agent Mechanism of Action Address the downstream effects of bacterial Virulence Effectors/ Pore Forming Toxins through competitive inhibition » Binds to virulence effector molecules secreted by infecting bacteria, prohibiting host tissue cell binding » Acts as an extracellular “sink” for these toxins » Potential to attenuate pore forming toxin related effects including host tissue damage, immune dysregulation, and inflammation that contribute to increase disease severity Lead Indication Severe Community Acquired Pneumonia » Significant morbidity and mortality despite advances in direct acting antibacterials » Addresses significant medical need and burden on health care systems Differentiated Advantages » Potential to be used as adjuvant therapy with any traditional antibacterial [therapy agnostic] » Potential to be used against any bacteria that produces pore forming toxins [bacteria agnostic] » Potential to carry less risk of antibacterial resistance development Development Program somewhat de - risked for phase of development » FTIH proof of concept study showed tolerability as well as trends toward efficacy » Positive regulatory interactions with FDA and EMA – may be eligible for special designations and review processes » Scalable manufacturing process Anticipate that d evelopment costs through interim results will total approximately $35 million

13 CAL02 Clinical Data First - In Human Study Results » Randomized, double - blind, placebo - controlled » 3 arms / 19 patients: • CAL02 Low dose (4 mg/kg) + Standard of Care • CAL02 High dose (16 mg/kg) + Standard of Care • Placebo (saline) + Standard of Care » 2 IV administration 24h apart » Severe CAPP: At least 1 major criteria (mechanical ventilation/ vasopressors) or 3 minor criteria » Primary objective: Safety & Tolerability » Secondary objective : Efficacy & Pharmacodynamics Disease severity of the study population corresponded to that expected from the inclusion/ exclusion criteria Severity at baseline: » Mean APACHE II Score: 21.5 (95% CI 19.3 - 23.7) » 58% in Septic Shock » >40% under Invasive Mechanical Ventilation No differences between treatment groups considered to have a substantial effect on safety and efficacy outcomes CAL02 showed the same safety profile as placebo (saline) » AE occurred in 12 (85%) of 14 patients in the CAL02 groups combined and in all 5 (100%) patients in the placebo group. » SAE occurred in 4 (29%) of 14 patients in the CAL02 groups combined and 2 (40%) of 5 patients in the placebo group » 1 AE (mild increase in the triglycerides) in a patient in the CAL02 High dose group was reported as related to study drug. However, the analysis of the changes in triglyceride in the CAL02 groups compared with the placebo group revealed no correction with CAL02. » No AEs were liked to local tolerability events. Baseline characteristics Safety outcomes / TEAEs Laterre et al. Lancet Infect Dis 201919(6):629-630 randomized

CAL02: Therapeutic Benefit & Unique Potential

Potential to become first line empirical therapy*

- Excellent **safety** profile
- Does not prompt any new **resistance**
- Unique **broad-spectrum** activity
- **No impact** on flora
- **Non**-immunogenic
- Biologically **neutral**

Offers a unique therapeutic benefit to critically ill patients

Positive trends over placebo in efficacy parameters*+

- Reduction of mortality risk+
- Potentially faster and complete recovery of organ function +
- Shorter duration of mechanical ventilation
- Immediate decrease in inflammatory biomarkers (e.g. IL-6)
- Shorter ICU length of stay+

+ statistically significant

THE LANCET
Infectious Diseases

Comment

Pletz et al. Lancet Infect Dis 2019 19(6):564-565

One step closer to precision medicine for infectious diseases

"A medical breakthrough"

CAL02 represents a milestone"

"Potentially suitable for adjunctive empirical treatment"



Addressing a significant unmet medical need

A straightforward and innovative approach

A potentially unique therapeutic benefit to critically ill patients

Already achieved critical de-risking milestones

*Laterre et al. Lancet Infect Dis 2019 19(6):629-630

EAGLE PHARMACEUTICALS

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15 CAL02: Therapeutic Benefit & Unique Potential Positive trends over placebo in efficacy parameters *+ ▪ Reduction of mortality risk + ▪ Potentially f aster and complete recovery of organ function + ▪ Shorter duration of mechanical ventilation ▪ Immediate decrease in inflammatory biomarkers (e.g. IL - 6) ▪ Shorter ICU length of stay + + statistically significant ▪ Excellent safety profile ▪ Does not prompt any new resistance ▪ Unique broad - spectrum activity ▪ No impact on flora ▪ Non - immunogenic ▪ Biologically neutral Offers a unique therapeutic benefit to critically ill patients Potential to become first line empirical therapy* Addressing a significant unmet medical need A straightforward and innovative approach A potentially unique therapeutic benefit to critically ill patients Already achieved critical de - risking milestones Pletzet al. Lancet Infect Dis 2019 19(6):564-565 “A medical breakthrough” CAL02 represents a milestone” “Potentially suitable for adjunctive empirical treatment” * Laterre et al. Lancet Infect Dis 2019 19(6):629 - 630

16 CAL02 Competitive Advantages Limited use » Restrictions imposed by stewardship measures and purchasers, as antibiotics are inevitably linked to the emergence of new resistances Slow and laborious market penetration » Based on non - inferiority results » Last - resort treatments » Increasingly competitive space Limited scope of application » Action dedicated against resistant mechanism » New mechanisms ultimately facing resistance issues » Monoclonal antibodies targeting a single toxin » Agents targeting a downstream specific pathway or cytokine dedicated to target patients already in shock Limitations of current approaches (approved / in development) CAL02 » Potentially will not drive resistance; fills a significant medical gap » Offers physicians a new treatment; potential to dramatically improve outcomes » Combines with any treatment (antibacterial agnostic) » May lead to a tremendous economy on cost of care; broad - spectrum (used irrespective of pathogen identification or hemoculture or resistance to antibacterials ) » Broad therapeutic impact » Potential for expedited regulatory pathway to approval

17 CAL02 Phase 2 Clinical Development Plan Development Costs through Interim Results $10M Deal Signing Milestone 1 $1M Phase I – Drug - Drug Interaction $21M P2B/3 Multicenter Global Study – Part 1 Through Interim Analysis Results $3M Clinical Trial Materials 1 2 3 4 $35M TOTAL COST ITEM • IND Filing • Start P2B/3 Multicenter Global Study – Part 1 • P2B/3 Multicenter Global Study – Part 1 Interim Analysis Results Key Next Steps

18 Laterre et al. Lancet Infect Dis 2019 19(6):629 - 630 Therapeutic Benefit & Unique Potential Positive trends over placebo in efficacy parameters ▪ Reduction of mortality risk * ▪ Faster and complete recovery of organ function * ▪ Shorter duration of mechanical ventilation ▪ Immediate decrease in inflammatory biomarkers (e.g. IL - 6) ▪ Shorter ICU length of stay * * statistically significant ▪ Excellent safety profile ▪ Does not prompt any new resistance ▪ Unique broad - spectrum activity ▪ No impact on flora ▪ Non - immunogenic ▪ Biologically neutral Offers a potentially therapeutic benefit to critically ill patients Potential to become first line empirical therapy randomized

19 Landiolol 1,2 : Beta - 1 Adrenergic Blocker; Leading H ospital E mergency U se P roduct Signed licensing agreement for U.S. commercial rights from AOP Orphan Pharmaceuticals (AOP) in August 2021 Approved in Europe for the treatment of non - compensatory sinus tachycardia and tachycardic supraventricular arrhythmias Eagle will support seeking approval of Landiolol for short - term reduction of ventricular rate in patients with supraventricular tachycardia, including atrial fibrillation and atrial flutter in the U.S. Anticipate filing NDA in Q1 2022, with expected ten - month review, based on well - defined feedback from FDA provided during AOP’s Type C meeting Eagle will facilitate regulatory pathway for U.S. approval based on existing data from Japanese and European studies with no additional clinical work expected Studies for additional indications, including sepsis and other cardioprotective indications, have begun in Europe, with the potential to be pursued in the U.S. Enrollment of study in pediatric patients with supraventricular tachycardia is underway in Europe and will serve as the basis for initial pediatric study plans for a future FDA submission Expect five years of new chemical entity exclusivity

20 20 RYANODEX

21 RYANODEX ® (dantrolene sodium) injectable suspension Currently indicated for the treatment of malignant hyperthermia (MH) in conjunction with appropriate supportive measures, and for the prevention of MH in patients at high risk July 2014 Approved August 2014 Launched Breakthrough formulation

22 Ten U.S. patents issued to date, expiring between 2022 and 2025 RYANODEX ® : Building a Successful Franchise Nerve Agent (NA) Exposure* Acute Radiation Syndrome (ARS)* FDA - Approved for Malignant Hyperthermia (MH) Traumatic Brain Injury/ Concussion (TBI)* Alzheimer’s Disease (AD)* New indications under development*

23 Oncology Pipeline Opportunities

24 24 PEMFEXY Ρ

25 Eagle’s PEMFEXY Œ is FDA - Approved for: Nonsquamous Non - Small Cell Lung Cancer Nonsquamous Non - Small Cell Lung Cancer in combination with cisplatin for initial treatment or locally in combination for advanced or metastatic disease Nonsquamous Non - Small Cell Lung Cancer maintenance, when disease has not progressed after four cycles of platinum - based first - line chemotherapy Nonsquamous Non - Small Cell Lung Cancer after prior chemotherapy as a single agent for locally advanced or metastatic disease Mesothelioma Mesothelioma in combination with cisplatin for malignant pleural mesothelioma when disease is unresectable.

26 Currently marketed by Lilly as ALIMTA® (pemetrexed) 100mg and 500mg powder single dose vials ALIMTA ® (Eli Lilly) - PEMFEXY Œ (Eagle) – U.S. Sales in 2020 of $1.265B* 1.2B Eagle first to market 505(b)(2) PEMFEXY Œ (pemetrexed) 500mg liquid multi - dose vial – Granted unique J - code by CMS – Launch planned February 2022 – Generic entrants blocked until May 24, 2022 *Eli Lilly 2020 Annual Report

27 Eagle’s Differentiated PEMFEXY Œ (pemetrexed): Other pemetrexed formulations are single - dose powder, which require reconstitution Eagle’s formulation is available in a 500mg liquid ready - to - dilute multi - dose vial Some patients may need 2 - 3 vials; time - consuming for pharmacist/nurse and wastage occurs frequently because they are not multi - dose vials PEMFEXY Œ eliminates the reconstitution process wastage and helps prevent medication errors. The vial can be reused under refrigeration for 28 days.

28 28 EA - 114 (Fulvestrant)

29 An Unmet Need EA - 114: Our Fulvestrant Product Candidate for HR+/HER2 - Advanced Breast Cancer • Eagle’s 600 - subject PK trial yielded ~18,000 data points, which we mined for insights • For fulvestrant to work, it needs to bind to and block the estrogen receptor (ER) • Not everyone treated with fulvestrant achieves the desired result – a substantial number of women with advanced HR+/HER2 - breast cancer receiving standard treatment experience early disease progression • Currently, low ER inhibition is an important factor resulting in suboptimal treatment, which may lead to faster progression of the disease • Our research suggests Eagle’s product could substantially improve the clinical outcomes for these post - menopausal metastatic breast cancer patients ~75% of breast cancers are HR+ 1 ~30% of patients ﬁrst diagnosed with early - stage disease eventually develop metastatic disease 2 27% ﬁve - year survival for patients in U.S. with metastatic breast cancer 3 1. Keen JC, Davidson NE. The biology of breast carcinoma. Cancer 2003;97:825 – 33. DOI: 10.1002/cncr.11126 2. Zhao H, et al. Incidence and prognostic factors of patients with synchronous liver metastases upon initial diagnosis of br eas t cancer: a population - based study. Dove Press. 27 September 2018. DOI https://doi.org/10.2147/CMAR.S178395. 3. Howlader N, et al (eds). SEER Cancer Statistics Review, 1975 - 2016, National Cancer Institute, Bethesda, MD, https://seer.canc er. gov/csr/1975_2016/, based on November 2018 SEER data submission, posted to the SEER website, April 2019. Impact of Advanced Breast Cancer

30 Existing Product Partnerships SM - 88 • In 2020 Eagle and TYME entered into a share purchase agreement and a co - promotion agreement for SM - 88 • SM - 88 is a novel investigational agent in a Phase II/III trial for pancreatic cancer • For SM - 88 Eagle shall earn 15% of U.S. net sales and will be responsible for 25% of the promotional effort • Tyme may buy out Eagle’s rights at any time under the co - promotion agreement for $200mm • SymBio received approval of TREAKISYM Ready - To - Dilute (“RTD”) bendamustine formulation and launched in January 2021 • SymBio is currently conducting a clinical trial for a rapid infusion bendamustine product and pursuing additional indications • Eagle earns tiered royalties on net sales of licensed products and $20 - $25mm from combined royalty and milestone revenue in 2022

31 31 Inflection Points

32 Eagle is Well Positioned for Future Growth Eagle has historically developed its pipeline organically through the 505b2 pathway Profitable organization calling on Hospitals, Community, Academic & Surgical Oncology with the commercial infrastructure to take on additional assets as we transition To a mainstream pharmaceutical company with a focus on first - in - class NCE's in Oncology & Acute Care Historical Development Commercial Expansion Future Transition